April 30, 2021
Updating Summary Prospectus For Investors In Flexible Premium Multifunded Life Insurance Policies
Issued by Metropolitan Tower Separate Account Two of Metropolitan Tower Life Insurance Company
This Updating Summary Prospectus summarizes key features of individual flexible premium multifunded life insurance policies (“Policies”) issued by Metropolitan Tower Life Insurance Company (“Metropolitan Tower” the “Company,” “we,” “us” or “our).
The prospectus for the Policies contains more information about the Policies, including features, benefits, and risks. You can find the current prospectus and other information about the Policies online at dfinview.com/metlife/tahd/MET000508. You can also obtain this information at no cost by calling 1-800-638-5000 or by sending an email request to RCG@metlife.com.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Please note that the Policies and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policies or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us.
Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000508 and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling us at 1-800-638-5000.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call 1-800-638-5000 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policies.

UPDATED INFORMATION ABOUT YOUR POLICY
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since you last received the Supplement dated May 1, 2017 to Prospectus dated May 1, 1992. This may not reflect all of the changes that have occurred since you entered into you entered into your Policy:
•	For changes in the names of certain Portfolios please refer to Appendix A.
•	For updated Portfolio expense information please refer to “Important Information You Should Consider About the Policy” and Appendix A.
•	For updated Portfolio performance information please refer to Appendix A.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Not Applicable
Transaction Charges	You may be charged for other transactions (such as when you make a premium payment or request an increase in the death benefit or request more than one illustration in a year).			“Charges and Deductions — Premium Expense Charges”
Ongoing Fees and Expenses (annual charges)	In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Policy and optional benefits added by rider and the monthly Policy charges. These fees and expenses (other than the monthly Policy charges) are set based on characteristics of the insured (e.g., age, sex and risk classification). Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			“Charges and Deductions – Monthly Deduction from Cash Value” “Charges and Deductions – Charges Against the Separate Account”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and charges)	0.28%	0.84%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks of the Policy”
Not a Short- Term Investment	The Policies are designed to provide lifetime insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments.			“Principal Risks of the Policy”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any fixed account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks of the Policy”

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks	Policies are subject to the risks related to Metropolitan Tower Life, including any obligations (including under any fixed account investment options), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Tower Life. If Metropolitan Tower Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Tower Life, including its financial strength ratings, is available upon request by calling: 1-800-638-5000 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.	“Principal Risks of the Policy”
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks of the Policy”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Metropolitan Tower Life limits transfers to six (6) per Policy year. Restrictions may apply to frequent transfers.
	Metropolitan Tower Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Payment and Allocation of Premiums — Cash Value Transfers”
Optional Benefits	Optional insurance benefits were available to be elected at Policy issue only. Optional Income Benefits are available upon the Death of the Insured. When the Policy reaches its Final Date and if a Policy is surrendered for its Cash Surrender Value.	“Policy Benefits – Optional Benefits”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. This conflict of interest may influence your investment professional when advising you on your Policy.	“Distribution of the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Distribution of the Policies” “Policy Rights– Exchange Privilege”

DEFINITIONS
Age  — The age in full years of the insured at issue of the Policy plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year.
Beneficiary  — The beneficiary is the person or persons designated by the Policy Owner to receive the insurance proceeds upon the death of the insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Policy Owner.
Cash Surrender Value — The cash value less any indebtedness.
Cash Value — The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.
Date of Policy — The date set forth in the Policy that is used to determine Policy years and Policy months. Policy anniversaries are measured from the Date of Policy.
Date of Receipt — The date that Premium payments and communications will be deemed to be received at the Designated Office.
Designated Office — The office designated for receipt of Policy Owner communications and requests as shown below in “Receipt of Communications and Payments at Metropolitan Tower’s Designated Office”. You will be provided with information on any changes to the designated office to use for various transactions.
Final Date — The policy anniversary on which the insured is age 95.
Fixed Account — An account which is part of the General Account and to which Metropolitan Tower will allocate net premiums as directed by the Policy Owner and credit certain fixed rates of interest. Aspects of the Fixed Account are briefly summarized in the Prospectus in order to give a better understanding of how the Policy functions.
Fund  — An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Tower other than those allocated to the Separate Account or any other separate account.
Guideline Annual Premium — The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Tower as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.
Indebtedness  — The total of any unpaid Policy loan and loan interest.
Insured  — The person upon whose life. the Policy is issued.
Investment Start Date — The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

Investment Division — A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.
Loan Value — The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater).
Minimum Initial Specified Face Amount — The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for insureds in the preferred rate class and $50,000 for all other insureds.
Monthly Anniversary — The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.
Monthly Deduction — Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders, and the monthly policy charges,
Planned Periodic Premium — The Policy Owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified. period of time. The Policy Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Policy Owner is not required to follow this schedule.
Policy — The flexible premium multi funded life insurance policy offered by Metropolitan Tower and described in this Prospectus.
Policy Loan Account — An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy Owner is transferred.
Policy Month — The month beginning on the monthly anniversary.
Policy Owner (“Owner”) — The person so designated in the application or as subsequently changed.
Portfolio  — A portfolio represents a class (or series) of stock in an underlying mutual fund (“Fund”) in which an investment division's assets are invested.
Separate Account — Metropolitan Tower Separate Account Two, a separate investment account of Metropolitan Tower through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy Owner.
Specified Face Amount — The amount set forth on the face of the Policy.
Target Premium — The estimated annual amount which would keep a Policy in force to maturity based on the insured's attained age and sex, the specified face amount of insurance and reasonable estimates of mortality and interest.
Valuation Date — Each day on which the New York Stock Exchange is open for trading or, on days· other than when the New York Stock Exchange is open, on which it is determined that there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.
Valuation Period — The period between two successive Valuation Dates, commencing at 4:00 p.m., New York City time, on each valuation date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000508. You can also request this information at no cost by calling 1-800-638-5000 or by sending an email request to RCG@metlife.com. Updated performance information for the Portfolios is also available at www.metlife.com or by calling 1-800-638-5000.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks a high level of current income consistent with preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	0.43%	1.12%	0.56%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-2

To learn more about the Policy, you should read the Prospectus and SAI dated the same date as this Updating Summary Prospectus which are incorporated herein by reference and are legally a part of this Updating Summary Prospectus. They include additional information about the Policy and the Separate Account. You can find these documents on line at dfinview.com/metlife/tahd/MET000508. For a free copy of the Prospectus and SAI and to request other information about the Policy, please call 1-800-638-5000 or send an email request to RCG@metlife.com.
EDGAR ID: 000032035